Exhibit 10.5

AHCA CONTRACT NO. FP020

MINOR MODIFICATION NO. 1

WellCare of Florida, Inc., d/b/a
Staywell Health Plan of Florida, Inc.
8735 Henderson Road
Renaissance 2
Tampa, Florida 33634

AHCA Contract No. FP020, as entered into on the 4th day of February, 2014, is hereby revised as follows:

1.	Standard Contract, Section III, Item B., Contract Managers, sub-item 2., is hereby amended to now read as follows:

2.	The Vendor’s Contract Manager’s contact information is as follows:

Laura Buckley
WellCare of Florida, Inc., d/b/a
Staywell Health Plan of Florida, Inc.
8735 Henderson Road, Ren. 2
Tampa, FL 33634
(813) 206-2445

All other terms and conditions of the Contract shall remain unchanged.

WELLCARE OF FLORIDA, INC. D/B/A		STATE OF FLORIDA, AGENCY FOR
STAYWELL HEALTH PLAN OF		HEALTH CARE ADMINISTRATION
FLORIDA, INC.

/s/ Laura Buckley		/s/ Tanya Hand
Laura Buckley		Tanya Hand
Senior Director		Contract Manager

DATE:	5/1/2014	DATE:	5/8/2014

APPROVED
/s/	GRM
	5/5/2014	/s/ David Rogers
David Rogers
Assistant Deputy Secretary for Medicaid
Health Systems

		DATE:	5/12/14

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AHCA Contract No. FP020, Minor Modification No. 1, Page 1 of 1